Exhibit 99.1

Elephant Talk Communications Corp. Appoints Yves van Sante to its Board of Directors

Yves van Sante Brings Telecommunications, Investment and Marketing Expertise to the Board

OKLAHOMA CITY, OK — May 29, 2014 - Elephant Talk Communications Corp. (NYSE MKT: ETAK) (“Elephant Talk” or the “Company”), a global provider of Software Defined Network Architecture (Software DNA® 2.0) platforms and cyber security solutions, today announced the appointment of Yves van Sante to the Company’s Board of Directors (the “Board”), effective June 1, 2014. Mr. Van Sante fills the vacancy created by the resignation of Johan Dejager. Prior to his appointment, Mr. van Sante had served as an observer to the Board since August 1, 2011. From October 24, 2006 to August 1, 2011, Mr. van Sante was a member of the Elephant Talk Board.

Mr. Steven van der Velden, Chairman and CEO of Elephant Talk stated, “Our Company is grateful for the years Johan Dejager served us. His wealth of experience and industry knowledge created value for our entire organization. We are pleased to welcome Yves van Sante to the Board and look forward to him providing us assistance based on his vast experience in telecommunications, marketing and investing. Based on his intimate knowledge of our company, we expect him to begin making contributions immediately in helping to further commercialize our technology.”

Yves van Sante worked from 1987 until 1993 as Sales and Marketing manager Central Europe at 3C Communications in Luxemburg, where he launched Credit Card Telephony across Europe. Following this, he led the Public Telephony business unit at Belgacom, the Belgium incumbent. In 1994, he co-founded InTouch Telecom. As its managing director, he was responsible for business development, sales and marketing. In 1999, InTouch was sold to GTS, a pan European Telecom operator. Mr. van Sante became vice-president Business Services GTS (London), where he consolidated acquisitions and turned the voice Telco around into an IP operator. In 2000 he became Managing Director of Eport, a call center owned by the Port of Ostend. He is a founder of Q.A.T. Investments, which is one of the major shareholders of the Company. He studied management, marketing and communications in Belgium and The Netherlands.

About Elephant Talk Communications Corp.:

Elephant Talk Communications Corp. (NYSE MKT: ETAK), is a global provider of mobile proprietary Software Defined Network Architecture (Software DNA® 2.0) platforms for the telecommunications industry. The Company empowers Mobile Network Operators (MNOs), Mobile Virtual Network Operators (MVNOs), Enablers (MVNEs) and Aggregators (MVNAs) with a full suite of applications, superior Industry Expertise and high quality Customer Service without substantial upfront investment. Elephant Talk counts several of the world's leading Mobile Network Operators amongst its customers, including Vodafone, T-Mobile, Zain and Iusacell. Visit: www.elephanttalk.com.

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th

Oklahoma City, OK. USA

(813) 926 8920

Forward-Looking Statements

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to Elephant Talk’s plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about Elephant Talk’s industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the ability of the Company to regain compliance with the listing standards of the NYSE MKT LLC. Because such statements involve risks and uncertainties, the actual results and performance of Elephant Talk may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, Elephant Talk also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in Elephant Talk’s filings with the Securities and Exchange Commission (the “SEC”), copies of which are available from the SEC or may be obtained upon request from Elephant Talk.

Contacts:

Investor Relations:

Steve Gersten

Elephant Talk Communications Corp.
1 813 926 8920

steve.gersten@elephanttalk.com

Thomas Walsh
Alliance Advisors
1 212 398 3486
twalsh@allianceadvisors.net

Public Relations:

Michael Glickman

MWG CO

1 917 596.1883

mike@mwgco.net

Elephant Talk Communications Corp.

Cross Rock Place Executive Suites No. 102

3600 NW 138th

Oklahoma City, OK. USA

(813) 926 8920